Exhibit 10.2

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

AMERICA WEST RESOURCES, INC.

AMENDMENT TO SECOND WARRANT

This Amendment to Second Warrant (this “Amendment”), dated as of February 11, 2011, amends that certain Second Warrant dated October 9, 2009 (the “Second Warrant”) issued by America West Resources, Inc., a Nevada corporation (the “Company”) to Denly Utah Coal, LLC, a Texas limited liability company (the “Holder”).

WHEREAS, in connection with the parties’ execution of that certain Loan Agreement dated February 11, 2011, the Holder has requested, and the Company has agreed, to amend the Second Warrant to vest all remaining unvested Warrant Shares under the Second Warrant as of February 11, 2011.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

Definitions. Capitalized terms used and not defined in this Amendment shall have the respective meanings given them in the Second Warrant.

2.

Amendment to the Second Warrant. The Second Warrant is hereby amended as follows:

(a)

Section 1 of the Second Warrant is hereby amended by inserting immediately following the final sentence of the paragraph the words:

“Notwithstanding anything to the contrary, if the Company does not fully satisfy the Horizon Mine Mortgage Requirement on or before February 11, 2011, then the total number of Warrant Shares will be fixed automatically at 11,000,000 shares of Common Stock of the Company (prior to any adjustment in accordance with Section 10 of this Warrant) and thereafter this Warrant will be fully exercisable for such Warrant Shares in accordance with Section 2 below.”

3.

Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Second Warrant are and shall remain in full force and effect and are hereby ratified and confirmed by the Holder and the Company. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Second Warrant or for any purpose except as expressly set forth herein.

4.

Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the Holder, the Company, and each of their respective successors and assigns.

5.

Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Utah.

6.

Counterparts. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement, and any party hereto may execute this Amendment by signing and delivering one or more counterparts. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

COMPANY:

AMERICA WEST RESOURCES, INC., a Nevada corporation

By: _________________________________

Name: _______________________________

Title: ________________________________

HOLDER:

DENLY UTAH COAL, LLC, a Texas limited liability company

By: /s/ D. Mark von Waaden

       D. Mark von Waaden, President

[Signature Page to Amendment to Second Warrant]

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